UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)       April 1, 2009

EXLSERVICE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
001-33089	82-0572194
(Commission File Number)	(I.R.S. Employer Identification No.)

350 Park Avenue New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 277-7100
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 1, 2009, ExlService Holdings, Inc. (the “Company”) entered into an amendment (the “Amendment”) to its Framework Agreement (the “Agreement”) among the Company, exlservice.com (India) Private Limited and Centrica plc. The Amendment amends the Agreement to, among other things, extend the initial term of the Agreement until April 2012 and provide that Centrica may thereafter extend the term of the Agreement for two additional one-year periods.

The Company issued the press release attached as Exhibit 99.1 hereto in connection with the Amendment.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

    (d)

Exhibit No.	Exhibit
99.1	Press Release dated April 7, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

EXLSERVICE HOLDINGS, INC. (Registrant)
Date: April 7, 2009	By:	/s/ Amit Shashank
Name: Amit Shashank Title: Vice President, General Counsel and Corporate Secretary